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Exhibit 10.59

                             WANG LABORATORIES, INC.
                              EXECUTIVE MANAGEMENT
                            SHORT-TERM INCENTIVE PLAN

PLAN OBJECTIVES

The Executive Management Short-Term Incentive Plan ("Plan") of Wang Laboratories, Inc. and its subsidiaries ("Wang") having a term from July 1, 1997 through December 31, 1997 ("Term"), is designed to:

          * Reward participants for contributing to Wang's operational and financial success.
          * Reinforce the strategic and operational objectives most important to Wang's future.
          * Encourage teamwork and cultural values as a means of achieving ongoing success.
          * Provide for competitive compensation based on organizational and individual achievement.

ELIGIBILITY

This Plan applies only to those positions deemed eligible by Wang's Organization, Compensation and Nominating Committee ("Committee") which may add (delete) positions or individuals to (from) the program at its sole discretion. If eligibility occurs during the Term, the participant will be eligible for a pro-rata award based on the achievement of defined targets, goals and objectives during the time the new participant performed the applicable responsibilities.

TRANSFERS AND TERMINATION

The following applies to participants who transfer to a different job, either voluntarily or involuntarily, during the plan year:

          * The effective termination date from the Plan will be the last day actually worked in the bonused position. Time between jobs, vacation time and any period paid in lieu of notice will not be considered in determining a final bonus.

          * Bonus entitlements will be calculated up to the last day prior to the effective termination date from the Plan.

Participants who terminate their employment from Wang, either voluntarily or involuntarily, during the Term are not eligible for consideration. No bonus for the Plan will be paid unless the participant is actively employed by Wang through December 31, 1997.

FUNDING


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The plan will be funded and bonuses made available for payout if Wang achieves a
Total Corporate Composite Performance of 90% or more, as determined by the Board of Directors. The attached Table will be utilized to determine the level of funding.


At 90% achievement, the corresponding funding percentage will be 75% of the incentive opportunity. A straight line pro-ration exists from 90% to 100% performance achievement, where 100% achievement corresponds to a 100% funding percentage. The maximum funding percentage is 150%, which occurs at 120% achievement. A straight line pro-ration exists from 100% achievement to 120% achievement. Notwithstanding the foregoing, the Chairman and CEO of the Company and/or the Board of Directors of the Company, or the Organization, Compensation and Nominating Committee thereof, may in their sole discretion modify the achievement and pro-ration parameters set forth herein.

PAYOUT

Payout will be based on achievement of individual project-related objectives, as documented in the attached Individual Objectives worksheet.

All payments under the Plan will be made to executive management participants in shares of Wang Common Stock in accordance with Exhibit A. The number of shares awarded will be calculated by taking the net amount of the bonus earned, after statutory withholding amounts, and dividing it by the July 1, 1997 closing NASDAQ market price of $21.0625. No fractional shares will be issued. Additional statutory withholding amounts will be due and payable if the fair market value of the Common Stock on the issuance date is greater than the July 1, 1997 closing price. Such amounts may be paid to the company in cash, by having funds withheld from payment of wages, or by delivery of shares of Common Stock.

PLAN PROVISIONS

Nothing in this Plan shall be construed to create or imply the establishing of a term contract between the company and any participant nor a guarantee of employment for a specified period of time.

The specific details associated with each Plan participant are defined on the attached pages and form an integral part of the Plan. All performance will be measured against the applicable corporate approved financial plan.

The company at its sole discretion reserves the right to modify or cancel this Plan at any time including the right to change or alter specified goals, bonus categories and/or Plan continuation.

No modification of this Plan shall be valid unless in writing and signed by the Senior Vice President and General Counsel.



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                             WANG LABORATORIES, INC.
                            CORPORATE STAFF EXECUTIVE
                            SHORT-TERM INCENTIVE PLAN

PLAN OBJECTIVES

The Corporate Staff Executive Short-Term Incentive Plan ("Plan") of Wang Laboratories, Inc. and its subsidiaries ("Wang") having a term from July 1, 1997 through December 31, 1997 ("Term"), is designed to:

          * Reward participants for contributing to Wang's operational and financial success.
          * Reinforce the strategic and operational objectives most important to Wang's future.
          * Encourage teamwork and cultural values as a means of achieving ongoing success .
          * Provide for competitive compensation based on organizational and individual achievement.

ELIGIBILITY

This Plan applies only to those positions deemed eligible by Wang's Executive Management. Executive Management may add (delete) positions or individuals to
(from) the program at its sole discretion. If eligibility occurs during the Term, the participant will be eligible for a pro-rata award based on the achievement of defined targets, goals and objectives during the time the new participant performed the applicable responsibilities.

TRANSFERS AND TERMINATION

The following applies to participants who transfer to a different job, either voluntarily or involuntarily, during the plan year:

          * The effective termination date from the Plan will be the last day actually worked in the bonused position. Time between jobs, vacation time and any period paid in lieu of notice will not be considered in determining a final bonus.

          * Bonus entitlements will be calculated up to the last day prior to the effective termination date from the Plan.

Participants who terminate their employment from Wang, either voluntarily or involuntarily, during the Term are not eligible for consideration. No bonus for the Plan will be paid unless the participant is actively employed by Wang through December 31, 1997.

FUNDING

The plan will be funded and bonuses made available for payout if Wang achieves a Total Corporate Composite Performance of 90% or more, as determined by the Board of Directors. The attached Table will be utilized to determine the level of funding.



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At 90% achievement, the corresponding funding percentage will be 75% of the incentive opportunity. A straight line pro-ration exists from 90% to 100% performance achievement, where 100% achievement corresponds to a 100% funding percentage. The maximum funding percentage is 150%, which occurs at 120% achievement. A straight line pro-ration exists from 100% achievement to 120% achievement. Notwithstanding the foregoing, the Chairman and CEO of the Company and/or the Board of Directors of the Company, or the Organization, Compensation and Nominating Committee thereof, may in their sole discretion modify the achievement and pro-ration parameters set forth herein.

PAYOUT

Payout will be based on achievement of individual objectives, as documented in the attached Individual Objectives worksheet.

All payments under the Plan will be paid after the completion of the Term, and may be paid 100% in cash or, if you elect, 50% will be paid in cash and 50% will be paid in shares of the Company's Common Stock in accordance with the terms of Exhibit A. The number of shares which may be awarded will be calculated by taking 50% of the net amount of the bonus earned divided by the July 1, 1997 closing NASDAQ market price of $21.0625 per share. No fractional shares will be issued. Additional statutory withholding amounts will be due and payable if the fair market value of the Common Stock on the issuance date is greater than the July 1, 1997 closing price. Such amounts may be paid to the Company in cash, by having funds withheld from payment of wages, or by delivery of shares of Common Stock.

         You must elect to participate by signing and returning the enclosed election form to Michael Hynes, HR Shared Services, by November 21, 1997. If you fail to return the election form by the date, then you will receive any amount earned pursuant to the Short Term Incentive Plan in cash.


PLAN PROVISIONS

Nothing in this Plan shall be construed to create or imply the establishing of a term contract between the company and any participant nor a guarantee of employment for a specified period of time.

The specific details associated with each Plan participant are defined on the attached pages and form an integral part of the Plan. All performance will be measured against the applicable corporate approved financial plan.

The company at its sole discretion reserves the right to modify or cancel this Plan at any time including the right to change or alter specified goals, bonus categories and/or Plan continuation.

No modification of this Plan shall be valid unless in writing and signed by the Senior Vice President and General Counsel.